Exhibit 99.2

Q1 2015 Conference Call May 6, 2015

CEO Introduction John Peeler

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

Q1 2015 Financial Highlights On Track for a Better 2015 Non-GAAP Gross Margin 38% Bookings $102M Revenue $98M Cash Stable at $393M EBITDA $2.7M Achieved or Beat Guidance On All Metrics

CFO Financial Review Sam Maheshwari

P&L Highlights (Non-GAAP) ($M) Q1 14 Q2 14 Q3 14 Q4 14* Q1 15 Revenue $90.8 $95.1 $93.3 $113.6 $98.3 Gross Profit 34.3 31.3 33.2 43.7 37.0% 37.8% 32.9% 35.5% 38.5% 37.7% SG&A** 18.4 18.4 18.9 18.9 19.1 R&D 18.7 19.9 18.9 19.2 18.0 OPEX 37.1 38.3 37.8 38.1 37.1% 40.8% 40.2% 40.5% 33.6% 37.7% Adjusted EBITDA 0.1 (4.1) (1.8) 8.3 2.7% 0.2% -4.3% -1.9% 7.3% 2.7% Non-GAAP EPS ($0.06) ($0.16) ($0.02) $0.13 ($0.01) * Financial performance of PSP has been included from the acquisition date, December 4, 2014 ** This also includes the line item “other items.” Note: Amounts may not calculate precisely due to rounding

Q1’15 Market and Geography Data 65% 45% 59% 14% 7% 14% 13% 13% 15% 28% 18% Lighting, Display & Power Electronics Advanced Packaging, MEMS & RF Data Storage Scientific & Industrial United States Rest of the World Lighting, Display & Power Electronics Advanced Packaging, MEMS & RF Data Storage Scientific & Industrial China 9% EMEA 13% 13% 15% 59% 66% 14% 7% 13% Revenue by Geography

($M) Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Cash & Short-term Investments 483 485 487 392 393 Accounts Receivable 51 58 62 60 64 Inventory 52 48 47 61 57 Accounts Payable 28 28 26 18 41 Balance Sheet Highlights PSP Purchase Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 DSO 50 55 59 48 59 DOI 93 70 77 68 89 DPO 45 39 39 22 59

Q2 2015 Guidance EPIK 700™ deferred revenue to increase by $25-$65 million in Q2 2015 GAAP Non-GAAP Net Sales $100M - $150M $100M - $150M Gross Margins 35% - 38% 36% - 39% Adjusted EBITDA N/A $0 - $20M Net income (loss) ($20M) - $2M ($3M) - $14M EPS ($0.49) - $0.04 ($0.06) - $0.33

Business Update & Outlook

LED Lighting Adoption Accelerating 18%-28% Sources: Blue – Source IHS Research (% of Lighting Units Shipped) Green - Strategies Unlimited (% of Lighting Units Shipped) 5% 35%-52% 2022 2018 2014 Incandescent phase-outs Utilities broaden subsidies LED bulb prices come down

LED Demand Grows to >1 Trillion Units/Yr by 2019 Sources: IHS Research and Strategies Unlimited New Segments 101% CAGR 2014 to 2019 Lighting 43% CAGR Automotive 13% CAGR Backlight 5% CAGR Mobile 5% CAGR Signage 11% CAGR 0 600 1200 2012 2013 2014 2015 2016 2017 2018 2019 LED Shipments (In B Units) Signage Mobile Backlight Automotive Lighting New Segments • IHS: 40% CAGR Lighting • SU: ~45% CAGR Lighting

LED Demand Grows to >1 Trillion Units/Yr by 2019 Source: IHS Research, Strategies Unlimited. Veeco Estimates only for “New Segments” 21% CAGR New Segments 101% CAGR 2014 to 2019 Lighting 43% CAGR 2012 to 2019 Automotive 13% CAGR Backlight 5% CAGR Mobile 5% CAGR Signage 11% CAGR LED Farming Off-grid Lighting Healing Education 0 600 1200 2012 2013 2014 2015 2016 2017 2018 2019 LED Shipments (In B Units) Signage Mobile Backlight Automotive Lighting New Segments • IHS: 40% CAGR Lighting • SU: ~45% CAGR Lighting

LED Industry Trends Favor Veeco TREND Mid-power LEDs gain share in lighting market – Greater China “sweet spot” Move to larger wafer sizes to reduce back-end processing cost LED customers continue to focus on lowest Cost of Ownership and ease of use China Central government may limit new MOCVD subsidies IMPLICATION FOR VEECO Veeco’s leading installed base and customer position TurboDisc architecture enables easy transition; lowers customers’ cost per die EPIK 700™ ahead of the competition Top customers pulling in activity longer term supply and demand driven dynamics will be healthy

Veeco sales team opening up new opportunities in Asia Mobility (MEMS, RF & Advanced Packaging) driving growth in sales — particularly in Europe & US Good momentum with 3D TSV demos Expect to achieve performance better than our acquisition plan for 2015 Veeco PSP Off to a Solid Start

On Track for a Better 2015 Targeting Gross Margins >40% Forecasting 2015 Revenue Growth >35% Existing and New Market Opportunities Drive Revenue Growth Focus on Differentiated Products & Reliable Performance Lower Manufacturing & Services Cost LED, Power Electronics & Mobility

Q&A

Back Up & Reconciliation Tables

Note On Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in the Company’s news release to their most directly comparable GAAP financial measures.

Supplemental Information – GAAP to Non-GAAP Reconciliation

US$ Millions

	Q1 14	Q2 14	Q3 14	Q4 14	Q1 15
Net Sales	**$90.8**	**$95.1**	**$93.3**	**$113.6**	**$98.3**
GAAP Gross Profit	**33.8**	**30.7**	**32.6**	**37.9**	**35.1**
GAAP Gross Margin	37.2%	32.2%	34.9%	33.3%	35.7%
Add: Equity Comp	0.5	0.6	0.6	0.6	0.6
Add: Acquisition Related	-	-	-	5.2	1.3
Non-GAAP Gross Profit	**$34.3**	**$31.3**	**$33.2**	**$43.7**	**$37.0**
Non-GAAP Gross Margin	**37.8%**	**32.9%**	**35.5%**	**38.5%**	**37.7%**

	Q1 14	Q2 14	Q3 14	Q4 14	Q1 15
GAAP Operating Income (loss)	**$18.6**	**$(15.8)**	**$(17.5)**	**$(64.6)**	**$(15.9)**
Add: Equity Comp	4.7	5.1	4.5	4.5	4.0
Add: Acquisition Related	-	-	-	8.4	1.3
Less: Change in Contingent Consideration	(29.4)	-	-	-	-
Add: Restructuring	0.4	0.8	2.3	0.9	2.4
Add: Amortization	2.9	2.9	3.1	4.2	8.0
Add: Asset Impairment	-	-	2.9	55.3	0.1
Less: non-recurring CTA Gain	-	-	-	(3.1)	-
Non-GAAP Operating Income	**(2.8)**	**(7.0)**	**(4.7)**	**5.6**	**(0.1)**
Add: Depreciation	**2.9**	**2.9**	**2.9**	**2.7**	**2.8**
Adjusted EBITDA	**$0.1**	**($4.1)**	**($1.8)**	**$8.3**	**$2.7**

	Q1 14	Q2 14	Q3 14	Q4 14	Q1 15
GAAP Net Income (loss)	**$19.2**	**$(15.2)**	**$(14.0)**	**$(56.9)**	**$(19.1)**
Add: Equity Comp	4.7	5.1	4.5	4.5	4.0
Add: Acquisition Related	-	-	-	8.4	1.3
Less: Change in Contingent Consideration	(29.4)	-	-	-	-
Add: Restructuring	0.4	0.8	2.3	0.9	2.4
Add: Amortization	2.9	2.9	3.1	4.2	8.0
Add: Asset Impairment	-	-	2.9	55.3	0.1
Less: non-recurring CTA Gain	-	-	-	(3.1)	-
Add: Taxes	(0.2)	0.3	0.4	(8.2)	2.8
Non-GAAP Net Income (loss)	($2.4)	($6.1)	($0.8)	$5.1	($0.5)
Non-GAAP Basic EPS	**($0.06)**	**($0.16)**	**($0.02)**	**$0.13**	**($0.01)**
Non-GAAP Diluted EPS	**($0.06)**	**($0.16)**	**($0.02)**	**$0.13**	**($0.01)**

Note: Amounts may not calculate precisely due to rounding

20 | Investor Presentation

Veeco

Q1 2015 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-based Compensation Acquisition Related Other Non-GAAP Net sales $98.3 $ - $ - $ - $98.3 Gross profit 35.1 0.6 1.3 - 37.0 Gross margin 35.7% 37.7% SG&A 22.9 (2.8) - 20.1 R&D 18.6 (0.6) - - 18.0 Amortization 8.0 - (8.0) - - Restructuring 2.4 - - (2.4) - Asset impairment 0.1 - - (0.1) - Other items (1.0) - - - (1.0) Operating income (loss) (15.9) 4.0 9.3 2.5 (0.1) Interest income, net 0.2 - - - 0.2 Taxes 3.4 - - 2.8 0.6 Net income (loss) ($19.1) $4.0 $9.3 $5.3 ($0.5) Basic EPS ($0.48) ($0.01) Diluted EPS ($0.48) ($0.01) Basic shares 39.6 39.6 Diluted shares 39.6 39.6 Non-GAAP operating income ($0.1) Depreciation 2.8 Adjusted EBITDA $2.7 Note: Amounts may not calculate precisely due to rounding.

Q2 2015 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-based compensation Acquisition Related Other Non-GAAP Net Sales $100 - $150 $100 - $150 Gross Profit 35 - 58 1 - - 36 - 59 Gross Margin 35% - 38% 36% - 39% Net income (loss) ($20) - $2 5 8 4- (2) ($3) - $14 Adjusted EBITDA $0 - $20 Income (loss) per diluted common share: ($0.49) - $0.04 ($0.06) - $0.33 Note: Amounts may not calculate precisely due to rounding.

Historical Revenue Trend by End-Market Bookings Note: Amounts may not calculate precisely due to rounding Includes PSP from time of Acquisition in December ($M) 63.9 66.2 70.1 78.4 64.3 0.8 1.8 0.9 7.9 13.2 8.5 14.1 10.1 11.7 13.6 17.7 13.0 12.3 15.5 7.2 - 20 40 60 80 100 120 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Data Storage Scientific & Industrial Advanced Packaging, MEMS & RF Lighting, Display & Power Electronics